John Hancock
Real Estate Securities Fund
Quarterly portfolio holdings 5/31/2021

Fund’s investments
As of 5-31-21 (unaudited)
	Shares	Value
Common stocks 99.1%		$328,222,707
(Cost $243,959,372)
Consumer discretionary 3.1%		10,279,795
Hotels, restaurants and leisure 3.1%
Casinos and gaming 1.6%
Caesars Entertainment, Inc. (A)	50,108	5,384,105
Hotels, resorts and cruise lines 1.5%
Playa Hotels & Resorts NV (A)	669,725	4,895,690
Health care 2.7%		8,912,595
Health care providers and services 2.7%
Health care facilities 2.7%
Brookdale Senior Living, Inc. (A)	564,874	3,807,251
HCA Healthcare, Inc.	23,769	5,105,344
Real estate 93.3%		309,030,317
Equity real estate investment trusts 89.8%
Health care REITs 7.8%
Healthpeak Properties, Inc.	300,717	10,037,933
Medical Properties Trust, Inc.	155,591	3,293,861
Welltower, Inc.	168,812	12,622,074
Hotel and resort REITs 2.8%
Pebblebrook Hotel Trust	233,585	5,220,625
Ryman Hospitality Properties, Inc. (A)	54,206	4,060,571
Industrial REITs 15.0%
Americold Realty Trust	64,028	2,434,345
First Industrial Realty Trust, Inc.	80,178	4,060,214
Innovative Industrial Properties, Inc.	18,732	3,376,068
Prologis, Inc.	258,825	30,499,938
Rexford Industrial Realty, Inc.	170,259	9,403,405
Office REITs 6.8%
Alexandria Real Estate Equities, Inc.	17,492	3,118,124
Douglas Emmett, Inc.	186,635	6,479,967
Kilroy Realty Corp.	82,967	5,825,113
SL Green Realty Corp.	91,032	7,211,555
Residential REITs 19.8%
American Homes 4 Rent, Class A	141,574	5,389,722
Camden Property Trust	79,706	9,993,538
Essex Property Trust, Inc.	38,335	11,319,942
Independence Realty Trust, Inc.	413,736	7,066,611
Invitation Homes, Inc.	262,565	9,523,233
Sun Communities, Inc.	60,611	10,147,494
UDR, Inc.	256,896	12,235,956
Retail REITs 12.1%
Acadia Realty Trust	198,546	4,308,448
Brixmor Property Group, Inc.	623,333	14,155,892
Retail Opportunity Investments Corp.	363,051	6,484,091
Simon Property Group, Inc.	79,743	10,246,178
Weingarten Realty Investors	147,329	4,827,971
Specialized REITs 25.5%
American Tower Corp.	45,639	11,658,939
Crown Castle International Corp.	42,760	8,103,020
Equinix, Inc.	20,415	15,040,139
Extra Space Storage, Inc.	115,497	17,302,606
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Specialized REITs (continued)
Life Storage, Inc.	102,419	$10,184,545
PotlatchDeltic Corp.	81,651	4,915,390
Public Storage	11,681	3,299,649
QTS Realty Trust, Inc., Class A	38,090	2,414,144
VICI Properties, Inc.	364,978	11,361,765
Real estate management and development 3.5%
Real estate services 3.5%
Colliers International Group, Inc. (New York Stock Exchange)	51,372	5,701,778
Jones Lang LaSalle, Inc. (A)	28,210	5,705,473

	Yield (%)	Shares	Value
Short-term investments 1.0%			$3,447,274
(Cost $3,447,274)
Short-term funds 1.0%			3,447,274
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	3,447,274	3,447,274

Total investments (Cost $247,406,646) 100.1%	$331,669,981
Other assets and liabilities, net (0.1%)	(324,949)
Total net assets 100.0%	$331,345,032

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 5-31-21.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of May 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	$1,081,100	$3,811,300	$(4,892,250)	$(150)	—	$2,039	—	—
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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